SCHEDULE 14C INFORMATION

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Securities Exchange Act of 1934

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TRANSAMERICA SERIES TRUST

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TRANSAMERICA ASSET MANAGEMENT GROUP

Transamerica Funds

Transamerica Series Trust

570 Carillon Parkway

St. Petersburg, Florida 33716

Telephone: 1-888-233-4339

September 6, 2011

This joint information statement (“Joint Information Statement”) is being furnished to shareholders of Transamerica Clarion Global Real Estate Securities and to the owners of variable life insurance policies or variable annuity contracts invested in Transamerica Clarion Global Real Estate Securities VP (each referred to as a “Fund” and collectively, the “Funds”).

On February 15, 2011, ING Groep N.V., the then parent company of ING Clarion Real Estate Securities, LLC (now CBRE Clarion Securities LLC) (“Clarion” or the “Sub-Adviser”), announced that CB Richard Ellis Group, Inc. had agreed to purchase Clarion along with certain other entities within its Real Estate Investment Management business. This transaction constituted an “assignment” (within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”)), which resulted in the termination of the sub-advisory agreements with Clarion. Each Fund’s Board of Trustees (referred to herein as the “Board” or “Trustees” or “Board Members”) met prior to the close of the transaction and approved new sub-advisory agreements with Clarion, which took effect upon the closing of the transaction.

This Joint Information Statement provides information regarding the approval by the Board of each Fund of a new sub-advisory agreement on behalf of the Fund between Transamerica Asset Management, Inc. (“TAM” or “Adviser”) and Clarion (the “New Sub-Advisory Agreements”). Copies of the New Sub-Advisory Agreements are attached hereto as Exhibit A.

This Joint Information Statement is provided in lieu of a proxy statement to shareholders of record of Transamerica Clarion Global Real Estate Securities as of August 15, 2011 and Transamerica Clarion Global Real Estate Securities VP as of June 30, 2011 pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the 1940 Act, of the parties to the agreement (“Independent Trustees”), without obtaining shareholder approval. Pursuant to the Order, however, the Funds have agreed to provide certain information about new sub-advisers and new sub-advisory agreements to their shareholders.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Joint Information Statement will be available on each Fund’s website at: https://www.transamericainvestments.com/TIContent/Content.aspx ID=Home_Page for Transamerica Clarion Global Real Estate Securities and http://www.transamericaseriestrust.com/content/News.aspx for Transamerica Clarion Global Real Estate Securities VP until December 1, 2011. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339.

The Board of each Fund has determined that the use of this Joint Information Statement is in the best interests of the Fund and its shareholders in light of the similar matters being disclosed. The Notice of Internet Availability of the Joint Information Statement is being mailed on or about September 6, 2011. The Sub-Adviser will pay for the costs associated with preparing and distributing this Joint Information Statement and the Notice of Internet Availability of the Joint Information Statement to shareholders.

Each of Transamerica Funds and Transamerica Series Trust (each, a “Trust”) is organized as a Delaware statutory trust. The Trusts are registered investment companies. Transamerica Clarion Global Real Estate Securities is a series of Transamerica Funds, and Transamerica Clarion Global Real Estate Securities VP is a series of Transamerica Series Trust (“TST”).

Shares of Transamerica Clarion Global Real Estate Securities VP are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. For purposes of this Joint Information Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

Annual reports of each Fund are sent to shareholders of record following the Fund’s fiscal year end. Transamerica Funds’ fiscal year end is October 31; TST’s fiscal year end is December 31. Each Fund will furnish, without charge, a copy of its annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Fund by calling toll free at (888) 233-4339. Copies of annual and semi-annual reports of each Fund also are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of this Joint Information Statement may be delivered to two or more investors who share an address, unless the Funds have received instructions to the contrary. Please contact the Funds at the address and phone number set forth above if you have any questions.

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES

a series of Transamerica Funds

and

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES VP

a series of Transamerica Series Trust

JOINT INFORMATION STATEMENT

On February 15, 2011, ING Groep N.V., the then parent company of Clarion announced that CB Richard Ellis Group, Inc. had agreed to purchase Clarion along with certain other entities within its Real Estate Investment Management business (the “Transaction”). The Transaction was completed on July 1, 2011. The Transaction constituted an “assignment” (within the meaning of the 1940 Act), which resulted in the automatic termination of the sub-advisory agreements between TAM and Clarion with respect to the Funds (the “Prior Sub-Advisory Agreements”). On June 9, 2011, the Board approved the New Sub-Advisory agreements to be effective upon the completion of the Transaction.

This Joint Information Statement describes Clarion and the New Sub-Advisory Agreements.

Background

TAM, a Florida corporation, 570 Carillon Parkway, St. Petersburg, Florida 33716, manages the assets of the Funds pursuant to Investment Advisory Agreements (the “Advisory Agreements”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Subject to the terms of the Advisory Agreements, the Adviser (i) is responsible for the management of the Funds, (ii) selects and employs, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Funds consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews the sub-adviser’s continued performance.

The Advisory Agreements were last approved by the Board, including a majority of the Independent Trustees, on June 9, 2011 and will continue in effect until June 30, 2012, unless sooner terminated as provided therein.

No officer or Trustee of the Funds is a director, officer or employee of the Sub-Adviser. No officer or Trustee of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest in the Sub-Adviser or any other person controlling, controlled by or under common control with the Sub-Adviser. Since June 9, 2011, none of the Trustees of the Funds have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which the Sub-Adviser or any of its affiliates was or is to be a party.

Comparison of the Sub-Advisory Agreements

The New Sub-Advisory Agreements were approved by the Board on June 9, 2011 and were effective as of July 1, 2011 upon the closing of the Transaction. Set forth below is a general description of the terms of the New Sub-Advisory Agreements and a general comparison with the terms of the Prior Sub-Advisory Agreements.

Term. The New Sub-Advisory Agreements have an initial term of two years from the effective date, unless sooner terminated as provided therein. Thereafter, continuance of the New Sub-Advisory Agreements shall be subject to the specific approval, at least annually, of a vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of each of the Funds, or by the Board, as well as the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval. The Prior Sub-Advisory Agreements contained similar provisions.

Sub-Advisory Services. Under the terms of the New Sub-Advisory Agreements, the Sub-Adviser furnishes continuous portfolio management services to the Funds, subject to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions contained in each Fund’s then current Prospectus and Statement of Additional Information. The Prior Sub-Advisory Agreements contained similar provisions. The New Sub-Advisory Agreements provide that the Sub-Adviser is responsible for providing, among other things, investment advice to the Funds, subject to the supervision of the Board, with respect to such portion of each Fund’s assets as shall be allocated to such Sub-Adviser by the Adviser from time to time. The Prior Sub-Advisory Agreements contained similar provisions.

The New Sub-Advisory Agreements provide that the Sub-Adviser may place orders for the purchase and sale of portfolio securities with such broker-dealers who provide research and brokerage services to a Fund within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Sub-Adviser, or to any other fund or account over which the Sub-Adviser or its affiliates exercise investment discretion. The New Sub-Advisory Agreements also provide that, subject to such policies and procedures as may be adopted by the Board and officers of a Fund, the Sub-Adviser may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to a Fund and to other funds and clients for which the Sub-Adviser exercises investment discretion. The Prior Sub-Advisory Agreements contained similar provisions.

Pursuant to the New Sub-Advisory Agreements, the Sub-Adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of a Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which it or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account it or its affiliates advises, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time. The Prior Sub-Advisory Agreements contained no such provisions.

The New Sub-Advisory Agreements provide that, unless TAM advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to TAM or otherwise delegated to another party, the Sub-Adviser will exercise voting rights incident to any security purchased with, or comprising a portion of a Fund’s assets allocated to the Sub-Adviser, in accordance with the Sub-Adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Sub-Adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. The Prior Sub-Advisory Agreements did not explicitly address proxy voting matters.

Under the New Sub-Advisory Agreements, the Sub-Adviser will review, on a daily basis, the valuations of the securities held by a Fund. If the Sub-Adviser believes that a Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-Adviser will notify TAM promptly. In addition, the Sub-Adviser is required to be available to consult with TAM in the event of a pricing problem and to participate in meetings of the Trust’s Valuation Committee. The Prior Sub-Advisory Agreements did not specifically address the Sub-Adviser’s obligations with respect to valuation.

Compensation of the Sub-Adviser. As compensation for the services performed by the Sub-Adviser under the New Sub-Advisory Agreements, the Adviser shall pay the Sub-Adviser out of the advisory fee it receives with respect to each Fund, as promptly as possible after the last day of each month, a fee, computed daily. The Prior Sub-Advisory Agreements contained similar provisions. The sub-advisory fees payable under the New Sub-Advisory Agreements are identical to those payable under the Prior Sub-Advisory Agreements.

Allocation of Charges and Expenses. The New Sub-Advisory Agreements require the Sub-Adviser to pay all expenses incurred by it in the performance of its duties under the Agreement, and they require TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New Sub-Advisory Agreements, each Fund will bear all expenses not expressly assumed by TAM or the Sub-Adviser incurred in the operation of that Fund and the offering of its shares. The Prior Sub-Advisory Agreements did not explicitly address allocation of expenses.

Limitation on Liability. Under the New Sub-Advisory Agreements, the Sub-Adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund. The Sub-Adviser is not protected, however, from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the Sub-Adviser who may provide services to a Fund as contemplated by the New Sub-Advisory Agreements. The Prior Sub-Advisory Agreements did not explicitly address the Sub-Adviser’s liability under the Agreement.

Termination. Each New Sub-Advisory Agreement provides that a Fund may terminate the Agreement at any time, without penalty, by the Board or the shareholders of the applicable Fund acting by a vote of at least a majority of its outstanding voting securities. In addition, the New Sub-Advisory Agreements may be terminated by TAM upon written notice to the Sub-Adviser, without the payment of any penalty and by the Sub-Adviser upon ninety days’ written notice to TAM. The New Sub-Advisory Agreements will terminate automatically in the event of “assignment” (as defined in the 1940 Act) and may not be assigned by TAM without the consent of the Sub-Adviser. The Prior Sub-Advisory Agreements contained similar termination provisions, except that they required sixty days’ written notice of termination by TAM or the Sub-Adviser.

Investors should refer to Exhibit A attached hereto for the complete terms of the New Sub-Advisory Agreements. The description of the New Sub-Advisory Agreements set forth herein is qualified in its entirety by provisions of the New Sub-Advisory Agreements as set forth in Exhibit A.

TAM Advisory Fees

Under the Advisory Agreements, the Funds pay the Adviser an advisory fee at the annual rate of 0.80% of the first $250 million of the Fund’s average daily net assets; 0.775% of the Fund’s average daily net assets over $250 million up to $500 million; 0.70% of the Fund’s average daily net assets over $500 million up to $1 billion; and 0.65% of the Fund’s average daily net assets in excess of $1 billion.

The fees payable to the Adviser for services provided to Transamerica Clarion Global Real Estate Securities pursuant to the Advisory Agreement for the fiscal year ended October 31, 2010 were $2,457,904 after waivers and reimbursements.

The fees payable to the Adviser for services provided to Transamerica Clarion Global Real Estate Securities VP pursuant to the Advisory Agreement for the fiscal year ended December 31, 2010 were $3,864,273 after waivers and reimbursements.

As of the fiscal year ended October 31, 2010, the net assets for Transamerica Clarion Global Real Estate Securities were $319,368,000.

As of the fiscal year ended December 31, 2010, the net assets for Transamerica Clarion Global Real Estate Securities VP were $528,662,000.

Sub-Advisory Fees

Under the New Sub-Advisory Agreement, as under the Prior Sub-Advisory Agreement, the Adviser (not the Funds) pays the Sub-Adviser for its services on the basis of the following annual fee schedule:

Fund	Investment Sub-Advisory Fee
Transamerica Clarion Global Real Estate Securities	0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the fund’s expense limitation

Transamerica Clarion Global Real Estate Securities VP	0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the fund’s expense limitation

Fees are calculated daily at the annual rates from the fee schedule.

The fees payable to the Sub-Adviser for services provided to Transamerica Clarion Global Real Estate Securities pursuant to the Prior Sub-Advisory Agreements for the fiscal year ended October 31, 2010 were $1,214,646 after waivers and reimbursements.

The fees payable to the Sub-Adviser for services provided to Transamerica Clarion Global Real Estate Securities VP pursuant to the Prior Sub-Advisory Agreement for the fiscal year ended December 31, 2010 were $1,903,145 after waivers and reimbursements.

Information Regarding the Sub-Adviser

Clarion had approximately $23.3 billion in assets under management as of July 1, 2011. The principal address of the Sub-Adviser is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. The name, address and ownership information regarding each of the Sub-Adviser’s parent entities is attached as Exhibit B.

Management and Governance

Listed below are the names, positions and principal occupations of the directors and principal executive officers of the Sub-Adviser as of July 1, 2011. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser.

Name	Position with Clarion and Principal Occupation with Clarion if Different from Position with Clarion
T. Ritson Ferguson	Managing Director, Chief Executive Officer and Co-Chief Investment Officer
Steven D. Burton	Managing Director, Co-Chief Investment Officer
Joseph P. Smith	Managing Director, Co-Chief Investment Officer
Jarrett B. Kling	Managing Director
Steven P. Sorenson	Senior Director
David J. Makowicz	Senior Director, Chief Operating Officer
Jonathan A Blome	Director, Chief Financial Officer

Management Activities

The Sub-Adviser acts as sub-adviser for the following registered investment companies with investment objectives similar to the Fund:

Comparable Funds for which Clarion Serves as Sub-Adviser	Assets Managed by Clarion as of July 1, 2011 ($Million)	Sub-Advisory Fee Paid to Clarion
ING Global Real Estate Fund	$3,856	0.40% on the first $200 million; 0.35% on the next $550 million; and 0.30% in excess of $750 million
ING Global Real Estate Portfolio	$439	0.40% on the first $200 million; 0.35% on the next $550 million; and 0.32% in excess of $750 million.
MIST Clarion Global Real Estate Portfolio	$1,597	0.40% on first $200 million; 0.35% on assets greater than $200 million up to $750 million; and 0.30% on assets above $750 million
Northern Multi-Manager Global Real Estate Fund	$262	0.50% on first $100 million; 0.45% on assets greater than $100 million up to $200 million; and 0.40% on assets above $200 million
PACE Global Real Estate Securities Investments	$64	0.40%
Wilmington Multi-Manager Real Asset Fund	$49	0.65% on first $50 million; 0.55% on assets greater than $50 million up to $100 million; and 0.45% on assets above $100 million

Evaluation by the Board

At a meeting of the Board held on June 8-9, 2011, the Board reviewed and considered the approval of the New Sub-Advisory Agreements for the Funds between the Adviser and Clarion in light of an impending transaction that would result in a change of control of the Sub-Adviser, effective July 1, 2011.

Following their review and consideration, the Trustees determined that the approval of the New Sub-Advisory Agreements and the compensation to be received by the Sub-Adviser under the New Sub-Advisory Agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the New Sub-Advisory Agreements for an initial two-year period. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the New Sub-Advisory Agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser, as well as information about the performance of a composite of comparable accounts managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information. The Trustees also requested and received information about the change of control of the Sub-Adviser, including the potential impact of the change of control on the services that are provided to the Funds. In considering the proposed approval of the New Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:

The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of the services provided by the Sub-Adviser to the Funds in the past, as well as the services anticipated to be provided in the future. The Trustees also considered the investment approach for the Funds. The Board also considered the financial resources of the Sub-Adviser and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Trustees also considered that following the change of control, the Sub-Adviser’s staff, including portfolio management and all operational staff, would continue in their current roles. Accordingly, the Trustees noted that the nature, extent and quality of the services provided under the New Sub-Advisory Agreements were not expected to differ from those provided under the Prior Sub-Advisory Agreements between the Sub-Adviser and TAM. The Trustees determined that the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of each Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Funds. The Board considered the short and longer-term performance of the Funds in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2010. The Board noted that the performance of the Initial Class of Transamerica Clarion Global Real Estate Securities VP was below the median for its peer universe for the past 1- and 3-year periods and above the median for the past 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Funds. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by the Sub-Adviser, the Board concluded that the Sub-Adviser is capable of generating a level of investment performance that is appropriate in light of each Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed the sub-advisory fees for the Funds, as well as the overall management fee structure of the Funds. The Trustees noted that the sub-advisory fee rate under the New Sub-Advisory Agreements would be the same as under the Prior Sub-Advisory Agreements. The Trustees noted the profitability of the relationship between the Funds and the Sub-Adviser under the Prior Sub-Advisory Agreements and determined that the sub-advisory fee to be received by the Sub-Adviser under the New Sub-Advisory Agreements is consistent with TAM’s fiduciary duty under applicable law.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Funds grow. The Board Members considered the sub-advisory fee schedule and the existence of breakpoints. The Board Members concluded that they would have the opportunity to periodically reexamine whether economies of scale had been achieved, and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Funds. The Board noted that management believes that other benefits anticipated to be derived by the Sub-Adviser from its relationship with the Funds are expected to be consistent with industry practice. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by each Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to each Fund’s brokerage transactions.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the approval of the New Sub-Advisory Agreements and the compensation to be received by the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the New Sub-Advisory Agreements.

ADDITIONAL INFORMATION

TAM and Transamerica Fund Services, Inc., the Trusts’ transfer agent and administrator, are both located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Trusts’ principal underwriter and distributor, Transamerica Capital, Inc., is located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.

As of July 1, 2011, the Trustees and officers of the Funds, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Fund.

As of July 1, 2011, the following persons owned of record 5% or more of the outstanding interests in the Funds.

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities	I2	31.53%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities	I2	26.03%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities	I2	19.52%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities	I2	14.49%
Transamerica Asset Allocation – Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Initial	36.84%
Transamerica Asset Allocation – Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Initial	11.88%
Transamerica Asset Allocation – Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Initial	9.82%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Initial	9.39%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Initial	8.48%

Name & Address	Fund Name	Class	Percent
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Initial	5.01%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Service	32.62%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Service	22.46%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Service	20.69%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	Service	5.95%

The Trusts are both Delaware statutory trusts and as such are not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for the Trusts as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trusts at the Trusts’ office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,

Transamerica Funds

Transamerica Series Trust

Dennis P. Gallagher

Vice President, General Counsel and Secretary

September 6, 2011

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

CBRE CLARION SECURITIES LLC

This Agreement, entered into as of July 1, 2011 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and CBRE Clarion Securities LLC, a limited liability company organized and existing under the laws of the State of Delaware (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.     Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.     Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)	The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3.     Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4.     Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)	The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.     Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.     Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.     Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8.     Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.     Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreements only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.     Use of Name. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.

11.     Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

12.     Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13.     Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

14.     Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15.     Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16.     Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

17.     Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name: Christopher A. Staples
Title: Vice President and Chief Investment Officer

CBRE CLARION SECURITIES LLC

By:	/s/ David J. Makowicz
Name: David J. Makowicz
Title: Chief Operating Officer

Schedule A

Fund	Investment Subadvisory Fee*	Effective Date

Transamerica Clarion Global Real Estate Securities	0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the fund’s expense limitation.	July 1, 2011

*	As a percentage of average daily net assets on an annual basis.

INVESTMENT SUBADVISORY AGREEMENT

CBRE CLARION SECURITIES LLC

This Agreement, entered into as of July 1, 2011 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and CBRE Clarion Securities LLC, a limited liability company organized and existing under the laws of the State of Delaware (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.     Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.     Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)	The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3.     Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4.     Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)	The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.     Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.     Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.     Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8.     Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.     Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreements only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.     Use of Name. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.

11.     Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

12.     Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13.     Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

14.     Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15.     Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16.     Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

17.     Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A.Staples
Name: Christopher A. Staples
Title: Vice President and Chief Investment Officer

CBRE CLARION SECURITIES LLC

By:	/s/ David J. Makowicz
Name: David J. Makowicz
Title: Chief Operating Officer

Schedule A

Fund	Investment Subadvisory Fee*	Effective Date

Transamerica Clarion Global Real Estate Securities VP	0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the fund’s expense limitation.	July 1, 2011

*	As a percentage of average daily net assets on an annual basis.

EXHIBIT B

Sub-Adviser Ownership Chart

Note 1: CB/TCC Global Holdings Limited, a UK company (“UK Ltd”) is 100% owned by CB Richard Ellis Services, Inc. and UK Ltd holds 14.92% of CB/TCC, LLC.

Note 2 : CB/TCC, LLC owns 88.22% of the issued and outstanding shares of CB HoldCo, Inc. (100% voting shares) and the following indirect wholly-owned subsidiaries of US Parent together own the other 11.78% of the issued and outstanding shares of CB HoldCo, Inc. (100% non-voting shares): Trammell Crow Services, Inc. (11.15%), Trammell Crow Dallas/Fort Worth, Ltd. (0.39%), Trammell Crow Houston, Ltd. (0.08%) and Trammell Crow Central Texas, Ltd. (0.16%).

Note 3: Executives of CBRE Clarion Securities Holdings LLC own 23.25% of the LLC interests.

B-1

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES

a series of Transamerica Funds

and

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES VP

a series of Transamerica Series Trust

570 Carillon Parkway

St. Petersburg, FL 33716

Telephone: 1-888-233-4339

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the internet relating to Transamerica Clarion Global Real Estate Securities (a series of Transamerica Funds) and Transamerica Clarion Global Real Estate Securities VP (a series of Transamerica Series Trust) (the “Funds”). We encourage you to access and review all of the important information contained in the Joint Information Statement.

The following material is available for view: Joint Information Statement

The Joint Information Statement details a recent sub-adviser change relating to the Funds. Specifically, the Board of Trustees of the Funds has approved a new sub-advisory agreement on behalf of each Fund between Transamerica Asset Management, Inc. (“TAM”) and CBRE Clarion Securities LLC (the “Sub-Adviser”). On February 15, 2011, ING Groep N.V., the then parent company of ING Clarion Real Estate Securities, LLC (now CBRE Clarion Securities LLC), announced that CB Richard Ellis Group, Inc. had agreed to purchase the Sub-Adviser along with certain other entities within its Real Estate Investment Management business. This transaction constituted an “assignment” (within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”)), which resulted in the termination of the sub-advisory agreements with the Sub-Adviser. Each Fund’s Board of Trustees met prior to the close of the transaction and approved new sub-advisory agreements with the Sub-Adviser, which took effect upon the closing of the transaction on July 1, 2011.

TAM has received an exemptive order (the “Order”) from the U.S Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining shareholder approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Joint Information Statement, the Trust will make the Joint Information Statement available to you online.

The full Joint Information Statement will be available to review on each Fund’s website at: https://www.transamericainvestments.com/TIContent/Content.aspx ID=Home_Page for Transamerica Clarion Global Real Estate Securities and http://www.transamericaseriestrust.com/content/News.aspx for Transamerica Clarion Global Real Estate Securities VP until December 1, 2011. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339.

If you want to receive a paper or e-mail copy of the Joint Information Statement, you must request one. There is no charge to you for requesting a copy.